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                                                                    Exhibit 10.2


                        [Letterhead of Maples and Calder]


Our Ref: RJT/ch/302157-01                                          25 June, 2003


NetEase.com, Inc.
15/F, North Tower
Beijing Kerry Center
No. 1 Guang Hua Road
Chao Yang District
Beijing, People's Republic of China

Dear Sirs,

We consent to the reference to our firm under the heading "Enforcement of Civil Liabilities" and "Taxation" in the annual report on Form 20-F filed with the Securities and Exchange Commission on or about the date hereof.


Yours faithfully,




/s/ MAPLES and CALDER Asia